Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of TIAA-CREF Funds of our report dated May 25, 2018, relating to the financial statements and financial highlights, which appears in TIAA-CREF Bond Fund’s, TIAA-CREF Bond Index Fund’s, TIAA-CREF Bond Plus Fund’s, TIAA-CREF High-Yield Fund’s, TIAA-CREF Inflation-Linked Bond Fund’s, TIAA-CREF Short-Term Bond Fund’s, TIAA-CREF Short-Term Bond Index Fund’s, TIAA-CREF Social Choice Bond Fund’s, TIAA-CREF Tax-Exempt Bond Fund’s, TIAA-CREF Money Market Fund’s, and TIAA-CREF Real Estate Securities Fund’s Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us under the headings “Experts”, "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 25, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of TIAA-CREF Funds of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in TIAA-CREF Large-Cap Growth Fund’s, TIAA-CREF Large-Cap Value Fund’s, TIAA-CREF Enhanced Large-Cap Growth Index Fund’s, TIAA-CREF Enhanced Large-Cap Value Index Fund’s, TIAA-CREF Growth & Income Fund’s, TIAA-CREF Small/Mid-Cap Equity Fund’s, TIAA-CREF Small-Cap Equity Fund’s, TIAA-CREF International Opportunities Fund’s, TIAA-CREF International Equity Fund’s, TIAA-CREF Enhanced International Equity Index Fund’s, TIAA-CREF Emerging Markets Equity Fund’s, TIAA-CREF International Small-Cap Equity Fund’s, TIAA-CREF Emerging Markets Debt Fund’s, TIAA-CREF International Bond Fund’s, TIAA-CREF Equity Index Fund’s, TIAA-CREF International Equity Index Fund’s, TIAA-CREF Emerging Markets Equity Index Fund’s, TIAA-CREF Large-Cap Growth Index Fund’s, TIAA-CREF Large-Cap Value Index Fund’s, TIAA-CREF S&P 500 Index Fund’s, and TIAA-CREF Small-Cap Blend Index Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Experts”, "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 25, 2018